EXHIBIT 2
         to SCHEDULE 13D

                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT, dated August 30, 2001 (this "AGREEMENT"), among the parties listed on SCHEDULE I hereto (the "SELLERS"), General Atlantic Partners 61, L.P., a Delaware limited partnership ("GAP LP"), and GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP COINVESTMENT" and, together with GAP LP, the "PURCHASERS").

                  WHEREAS, each of the Purchasers wish to purchase from each of the Sellers the aggregate number of shares of common stock, par value $0.01 per share, of SoundView Technology Group, Inc., a Delaware corporation (the "COMPANY"), set forth opposite the name of each of such Sellers on SCHEDULE 2.1 hereto (the "PURCHASED SHARES").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1 DEFINITIONS. Defined terms used in this Agreement but not otherwise defined have the following meanings:

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "CONTRACTUAL OBLIGATIONS" means as to any Person, any security issued by such Person or any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

                  "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, escrow, assignment, encumbrance, lien (statutory or other) or preference, priority, right of first offer or first refusal, exchange or option right, or other security interest or preferential arrangement of any kind or nature whatsoever.

                  "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "REQUIREMENT OF LAW" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable to our binding upon such Person or any of its property or to which such; Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                                   ARTICLE II

                      PURCHASE AND SALE OF PURCHASED SHARES
                      -------------------------------------

                  2.1 PURCHASE AND SALE. Subject to the terms and conditions herein set forth, at the Closing (as defined below), each of the Sellers severally agrees to sell to each of the Purchasers, and each of the Purchasers, severally and not jointly, agrees to purchase from each of the Sellers, at a price per share equal to $1.63, the aggregate number of Purchased Shares set forth opposite its name on SCHEDULE 2.1 hereto for the aggregate purchase price set forth opposite its name on SCHEDULE 2.1 hereto.

                  2.2 CLOSING. Subject to the satisfaction or waiver of the conditions set forth in Article V, the closing of the sale and purchase of the Purchased Shares (the "CLOSING") shall take place at 10:00 a.m., New York City time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison on August 31, 2001 or at such other time, place and date to which E*TRADE Group, Inc. ("E*TRADE") and the Purchasers may agree in writing (the "CLOSING DATE"). On the Closing Date, (a) each Seller shall deliver to each Purchaser stock certificates representing the Purchased Shares being sold by such Seller to such Purchaser (the "STOCK CERTIFICATES") and stock powers, in the form attached hereto as EXHIBIT A (the "STOCK POWERS"), executed by such Seller and take all other actions reasonably requested by the Purchasers to effectuate the valid transfer of the Purchased Shares on the books and records of the Company and (b) the Purchasers shall wire the aggregate purchase price for all of the Purchased Shares to an account of E*TRADE designated in writing by E*TRADE. E*TRADE shall immediately thereafter wire to each other Seller the aggregate purchase price for the number of Purchased Shares sold by such Seller as set forth on SCHEDULE
2.1 hereto.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS
                  ---------------------------------------------

                  Each of the Sellers hereby represents and warrants (severally and not jointly) to each of the Purchasers as follows:

                  3.1 EXISTENCE AND POWER; CAPACITY. Such Seller, if it is not an individual, (a) is a corporation or trust, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. Such Seller, if he or she is an individual, has the legal capacity to execute, deliver and perform his or her obligations under this Agreement.

                  3.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by such Seller of this Agreement and the transactions contemplated hereby including, without limitation, the sale of the Purchased Shares by such Seller (a) have been duly authorized by all necessary action and, if such Seller is a corporation or trust, do not contravene the terms of such Seller's Certificate of Incorporation, as amended, and by-laws, as amended, or other organization documents, as the case may be, in each case as in effect on the date hereof; (b) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Seller, or any Requirement of Law applicable to such Seller, including federal or state securities laws; and (c) do not violate any judgment, injunction, unit, award, decree or order of any nature of any Governmental Authority (collectively, "ORDERS") against, or binding upon, such Seller.

                  3.3 TITLE TO SECURITIES. Such Seller owns beneficially and of record the Purchased Shares and has good and valid title to the Purchased Shares, free and clear of all Liens. Such Seller has the unrestricted power and authority to transfer the Purchased Shares to the Purchasers. Upon delivery to the Purchasers of the Purchased Shares and payment therefor, the Purchasers shall acquire good and valid title to such Purchased Shares, free and clear of all Liens.

                  3.4 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any requirement of law is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale and delivery of the Purchased Shares), by or enforcement against such Seller of this Agreement or the transactions contemplated hereby.

                  3.5 BINDING EFFECT. This Agreement has been duly executed and delivered by such Seller, and this Agreement constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  3.6 PRIVATE OFFERING. No form of general solicitation or general advertising was used by such Seller or any of such Seller's representatives in connection with the offer or sale of the Purchased Shares. Assuming the representations and warranties of the Purchasers set forth in
Article IV hereof are true, no registration of the Purchased Shares, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") or any state securities or "blue sky" laws, will be required by the offer or sale of the Purchased Shares.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

                  Each of the Purchasers hereby represents and warrants (severally and not jointly) to the Sellers as follows:

                  4.1 EXISTENCE AND POWER. Such Purchaser (a) is a limited partnership, or limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

                  4.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by such Purchaser of this Agreement (a) have been duly authorized by all necessary partnership or limited liability company action and do not contravene the terms of such Purchaser's constituent documents as in effect on the date hereof; (b) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Purchaser or any Requirement of Law applicable to such Purchaser, including federal or state securities laws; and (c) do not violate any Orders against, or binding upon, such Purchaser.

                  4.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase and delivery of the Purchased Shares) by, or enforcement against, such Purchaser of this Agreement and the transactions contemplated hereby.

                  4.4 BINDING EFFECT. This Agreement has been duly executed and delivered by such Purchaser and this Agreement constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  4.5 PURCHASE FOR OWN ACCOUNT. The Purchased Shares to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such Purchased Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such Purchased Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any of the Purchased Shares, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act.

                  4.6 RESTRICTED SECURITIES. Such Purchaser understands that the Purchased Shares may not be registered under the Securities Act for the reason that the sale provided for in this Agreement may be effectuated in reliance upon the exemption set forth in Section 4(2) of the Securities Act and that any reliance of such Seller on such exemption is predicated in part on such Purchaser's representations set forth herein. Such Purchaser represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of its investment.

                  4.7 ACCREDITED INVESTOR. Such Purchaser is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D under the Securities Act.

                                   ARTICLE V

                                   CONDITIONS
                                   ----------

                  5.1 CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE. The obligation of the Purchasers to purchase the Purchased Shares, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchasers of the following condition on or before the Closing Date: Each of the Sellers shall have taken all actions necessary to effectuate the valid transfer of the Purchased Shares being purchased by the Purchasers, including, without limitation, delivering to the Purchasers the Stock Certificates and the Stock Powers, and shall have provided satisfactory evidence thereof to the Purchasers; and all of the representations and warranties of the Sellers set forth in Article III shall be true and correct on the Closing Date as though made on such date.

                  5.2 CONDITION TO THE OBLIGATIONS OF SELLERS TO CLOSE. The obligation of the Sellers to sell the Purchased Shares and to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, all of the Sellers of the following conditions on or before the Closing Date: Each Purchaser shall have paid the aggregate purchase price for the Purchased Shares to be purchased by such Purchaser; and all of the representations and warranties of the Purchasers set forth in Article IV shall be true and correct on the Closing Date as though made on such date.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

                  6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Sellers made herein shall survive the execution and delivery of this Agreement.

                  6.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or Personal delivery:

                           if to the Sellers:

                                    E*TRADE Group, Inc.
                                    4500 Bohannon Drive
                                    Menlo Park, CA 94025
                                    Telecopy:  (650) 331-6835
                                    Attention: Chief Legal Affairs Officer

                                    if to the Purchasers:

                                    c/o General Atlantic Service Corporation
                                    3 Pickwick Plaza
                                    Greenwich, CT 06830
                                    Telecopy:  (203) 622-8818
                                    Attention:  Matthew Nimetz

                                    with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY 10019-6064
                                    Telecopy:  (212) 757-3990
                                    Attention:  Douglas A. Cifu, Esq.

                  All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  6.3 SUCCESSORS AND ASSIGNS; THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and conditions thereof, each of the Purchasers may assign any of its rights under this Agreement to any of its affiliates (as defined in Rule 12b-2 of the general rules and regulations under the Securities Exchange Act of 1934, as amended). None of the Sellers may assign any of its or his rights under this Agreement without the written consent of the Purchasers. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  6.4      AMENDMENT AND WAIVER.

                           (a)      No failure or delay on the part of any
Seller or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Sellers or the Purchasers at law, in equity or otherwise.

                           (b)      Any amendment, supplement or modification of
or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Seller or any Purchaser from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by E*TRADE and the Purchasers, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any of the Sellers in any case shall entitle such Seller to any other or further notice or demand in similar or other circumstances.

                  6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  6.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  6.7 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  6.8 HEADINGS; RULES OF CONSTRUCTION. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                  6.9 ENTIRE AGREEMENT. This Agreement, together with any exhibits and schedules hereto is intended by the parties as a final expression of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  6.10 PAYMENT OF FEES. Each party shall pay its own fees and expenses incurred in connection with this Agreement or otherwise.

                  6.11 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                                   E*TRADE GROUP, INC.


                                   By:  /s/ Brigitte Vanbaelen
                                        ---------------------------------------
                                        Name:   Brigitte VanBaelen
                                        Title:  Corporate Secretary


                                   GENERAL ATLANTIC PARTNERS 61, L.P.

                                   By:  General Atlantic Partners, LLC,
                                        its General Partner


                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  A Managing Member


                                   GAP COINVESTMENT PARTNERS II, L.P.

                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  A General Partner


                                   /s/ Suzanne R. Cotsakos
                                   --------------------------------------------
                                   Suzanne R. Cotsakos


                                   /s/ Christos M. Cotsakos
                                   --------------------------------------------
                                   Christos M. Cotsakos


                                   The Cotsakos Revocable Trust U/A/D 9/3/87


                                   By:  /s/ Christos M. Cotsakos
                                        ---------------------------------------
                                        Name:   Christos M. Cotsakos
                                        Title:  Trustee

                                   Cotsakos Ventures, LLC


                                   By:  /s/ Christos M. Cotsakos
                                        ---------------------------------------
                                        Name:   Christos M. Cotsakos
                                        Title:  Managing Director


                                   Purkis Revocable Trust


                                   By:  /s/ Leonard Purkis
                                        ---------------------------------------
                                        Name:   Leonard Purkis
                                        Title:  Trustee


                                   /s/ Jerry Gramaglia
                                   --------------------------------------------
                                   Jerry Gramaglia


                                   /s/ Brigitte Van Baelen
                                   --------------------------------------------
                                   Brigitte VanBaelen JTWROS


                                   /s/ Pamela Dawson
                                   --------------------------------------------
                                   Pamela Dawson JTWROS


                                   /s/ Thomas Bevilacqua
                                   --------------------------------------------
                                   Thomas Bevilacqua

                                                                    SCHEDULE 2.1
                                                                    ------------

------------------------------------------------------------------------------------------------------------------------------------
                                        PURCHASED      PURCHASE PRICE FOR      PURCHASED         PURCHASE PRICE FOR
                                      SHARES SOLD TO     PURCHASED SHARES     SHARES SOLD TO   PURCHASED SHARES SOLD
SELLERS                                   GAP LP          SOLD TO GAP LP         GAPCO II           TO GAPCO II
------------------------------------------------------------------------------------------------------------------------------------
E*TRADE Group, Inc.                   1,891,831         $3,083,684.53           408,169            $665,315.47
------------------------------------------------------------------------------------------------------------------------------------
Suzanne R. Cotsakos                       5,954              9,705.02             1,284               2,092.92
------------------------------------------------------------------------------------------------------------------------------------
Christos M. Cotsakos                    148,437            241,952.31            32,026              52,202.38
------------------------------------------------------------------------------------------------------------------------------------
The Cotsakos Revocable Trust             74,218            120,975.34            16,013              26,101.19
U/A/D 9/3/87
------------------------------------------------------------------------------------------------------------------------------------
Cotsakos Ventures, LLC                   49,479             80,650.77            10,675              17,400.25
------------------------------------------------------------------------------------------------------------------------------------
Purkis Revocable Trust                    4,535              7,392.05               979               1,595.77
------------------------------------------------------------------------------------------------------------------------------------
Jerry Gramaglia                           4,535              7,392.05               979               1,595.77
------------------------------------------------------------------------------------------------------------------------------------
Brigitte VanBaelen and Pamela             1,133              1,846.79               245                 399.35
Dawson as JTWROS
------------------------------------------------------------------------------------------------------------------------------------
Thomas Bevilacqua                       101,793            165,922.59            21,961              35,796.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 2,281,915         $3,719,521.45           492,331            $802,499.53
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 AGGREGATE PURCHASED AGGREGATE PURCHASE PRICE SHARES SOLD TO THE FOR PURCHASED SHARES SOLD
SELLERS                              PURCHASERS            TO THE PURCHASERS
--------------------------------------------------------------------------------
E*TRADE Group, Inc.                   2,300,000                 $3,749,000.00
--------------------------------------------------------------------------------
Suzanne R. Cotsakos                       7,238                     11,797.94
--------------------------------------------------------------------------------
Christos M. Cotsakos                    180,463                   $294,154.69
--------------------------------------------------------------------------------
The Cotsakos Revocable Trust             90,231                    147,076.53
U/A/D 9/3/87
--------------------------------------------------------------------------------
Cotsakos Ventures, LLC                   60,154                     98,051.22
--------------------------------------------------------------------------------
Purkis Revocable Trust                    5,514                      8,987.82
--------------------------------------------------------------------------------
Jerry Gramaglia                           5,514                      8,987.82
--------------------------------------------------------------------------------
Brigitte VanBaelen and Pamela             1,378                      2,246.14
Dawson as JTWROS
--------------------------------------------------------------------------------
Thomas Bevilacqua                       123,754                    201,719.02
--------------------------------------------------------------------------------
TOTAL                                 2,774,246                 $4,522,020.98
--------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                   STOCK POWER


FOR VALUE RECEIVED, _____________________________ ("Seller") hereby sells,

assigns and transfers unto General Atlantic Partners 61, L.P. ___________ shares of common stock, par value $0.01 per share, (the "Shares") of SoundView

Technology Group, Inc. (the "Company") standing in the name of Seller on the books of the Company, and does hereby constitute and appoint the Secretary of the Company or any other officer of the Company attorney to transfer the Shares on the books of the Company.

Dated:  August __, 2001

                                   [SELLER]


                                   By: ________________________________________
                                       Name:
                                       Title:

                                   STOCK POWER


FOR VALUE RECEIVED, _____________________________ ("Seller") hereby sells,

assigns and transfers unto GAP Coinvestment Partners II, L.P. ___________ shares of common stock, par value $0.01 per share, (the "Shares") of SoundView

Technology Group, Inc. (the "Company") standing in the name of Seller on the books of the Company, and does hereby constitute and appoint the Secretary of the Company or any other officer of the Company attorney to transfer the Shares on the books of the Company.

Dated:  August __, 2001

                                   [SELLER]


                                   By:_________________________________________
                                      Name:
                                      Title:

                                                                      SCHEDULE I
                                                                      ----------


                                     SELLERS
                                     -------


E*TRADE Group, Inc.
Suzanne R. Cotsakos
Christos M. Cotsakos
The Cotsakos Revocable Trust U/A/D 9/3/87
Cotsakos Ventures, LLC
Purkis Revocable Trust
Jerry Gramaglia
Brigitte VanBaelen and Pamela Dawson as JTWROS
Thomas Bevilacqua